UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2024

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2024, Apollo Medical Holdings, Inc. (the “Company”) announced the following executive appointments, which were approved by the Board of Directors (the “Board”) on January 19, 2024, effective immediately:

•	Thomas S. Lam, M.D., M.P.H., previously Co-Chief Executive Officer and President and a director, was appointed Vice Chairman of the Board;
•	Brandon Sim, previously Co-Chief Executive Officer, was appointed Chief Executive Officer and President; and
•	Chandan Basho, previously Chief Financial Officer and Chief Strategy Officer, was appointed Chief Financial Officer and Chief Operating Officer.

Each of Dr. Lam, Mr. Sim and Mr. Basho’s biographical information is included under the heading “Board of Directors and Executive Officers” in the Company’s Definitive Proxy Statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) and incorporated herein by reference. There were no changes to the Company’s compensation arrangements with Dr. Lam, Mr. Sim or Mr. Basho as a result of the foregoing appointments.

There is no arrangement or understanding between any of Dr. Lam, Mr. Sim or Mr. Basho or any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between any of Dr. Lam, Mr. Sim or Mr. Basho and any of the Company’s directors or executive officers, except that Mr. Sim is the son of Kenneth Sim, M.D., the Company’s Executive Chairman. There are no transactions to which the Company is a party and in which any of Dr. Lam, Mr. Sim or Mr. Basho has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K, other than those described under the heading “Certain Related Person Transactions” in the Proxy Statement, which information is incorporated herein by reference.

Item 8.01	Other Events.

On January 24, 2024, the Company announced its intention to change its corporate name to “Astrana Health Inc.” and its ticker symbol on The Nasdaq Market LLC to “ASTH”, effective on or about February 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: January 24, 2024	By:	/s/ Brandon Sim
	Name: Title:	Brandon Sim Chief Executive Officer and President